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                               EXHIBIT (5)(b)(2)

                           FORM OF GROUP CERTIFICATE
                             ENROLLMENT APPLICATION

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Variable Annuity Enrollment Form
Issued by: Transamerica Life Insurance Company 4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
Mail the enrollment form and a check: Transamerica Life Insurance Company. Attn: Variable Annuity Dept.
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
                        In the event the owner is a trust, please provide verification of trustees.
1. OWNER

--------------------    Name:                                               Phone No.:
                        -------------------------------------------------------------------------------------------------
If no annuitant is
Specified in #2, the    Address:                              City:                     State:            Zip:
Owner will be the       -------------------------------------------------------------------------------------------------
Annuitant.
                        [_] Male    [_] Female   SS#/TIN _______________________       Birthdate ________________________
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JOINT OWNER(S)          Name:                                               Phone No.:
                        -------------------------------------------------------------------------------------------------
-------------------     Address:                              City:                     State:            Zip:
                        -------------------------------------------------------------------------------------------------
                        [_] Male    [_] Female   SS#/TIN _______________________       Birthdate ________________________

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2. ANNUITANT            Name:                                   Relationship to Owner:
                        -------------------------------------------------------------------------------------------------
--------------------    Address:                              City:                     State:            Zip:
                        ---------------------------------------------------------------------------------
Complete only if        [_] Male    [_] Female   SS#/TIN _______________________       Birthdate  _______________________
different from
Owner.
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3. BENEFICIARY(IES)     Primary:                            Relationship to Annuitant:                                %
                        ------------------------------------------------------------------------------------- -----------
--------------------
                        Primary:                            Relationship to Annuitant:                                %
                        ------------------------------------------------------------------------------------- -----------

                        Contingent:                         Relationship to Annuitant:                                %
                        ------------------------------------------------------------------------------------- -----------

                        Contingent:                         Relationship to Annuitant:                                %
                        ------------------------------------------------------------------------------------- -----------
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4. TELEPHONE            Following is authorized to make telephone transfer requests (check one only):
TRANSFERS               [_]  Owner(s) only, or
--------------------    [_]  Owner(s) and Owner's Registered Representative (Print Rep Name) ___________________________________
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5. ALLOCATION           Please check selected funds and fixed accounts.  The initial premium will be allocated as selected here.
OF PREMIUM              If Dollar Cost Averaging, see section 7 on reverse side.
PAYMENTS
--------------------    --------------------------------------------------------
                         PORTFOLIO
Initial Premium         --------------------------------------------------------
                         Aggressive Asset Allocation                         .0%
$                       --------------------------------------------------------
                         AIM V.I. Basic Value Fund - Series II Shares        .0%
--------------------    --------------------------------------------------------
                         AIM V.I. Capital Appreciation Fund - Series II
--------------------     Shares                                              .0%
                        --------------------------------------------------------
Make check payable       Alger Aggressive Growth                             .0%
to Transamerica Life    --------------------------------------------------------
Insurance Company.       Alliance Growth & Income Portfolio - Class B        .0%
                        --------------------------------------------------------
Type of Annuity;         Alliance Premier Growth Portfolio - Class B         .0%
                        --------------------------------------------------------
[_] Non-qualified        American Century Income & Growth                    .0%
                        --------------------------------------------------------
Qualified Types:         American Century International                      .0%
Also complete section 6.--------------------------------------------------------
                         BlackRock Global Science & Technology               .0%
[_] IRA                 --------------------------------------------------------
[_] Roth IRA             BlackRock Mid Cap Growth                            .0%
[_] SEP/IRA             --------------------------------------------------------
[_] 403(b)               Capital Guardian Global                             .0%
[_] Keogh               --------------------------------------------------------
[_] Roth Conversion      Capital Guardian U.S. Equity                        .0%
[_] Other _____________ --------------------------------------------------------
                         Capital Guardian Value                              .0%
_______________________ --------------------------------------------------------
                         Clarion Real Estate Securities                      .0%
_______________________ --------------------------------------------------------
                         Conservative Asset Allocation                       .0%
                        --------------------------------------------------------
                         Dreyfus Small Cap Value                             .0%
                        --------------------------------------------------------
                         Fidelity - VIP Equity-Income Portfolio -
                         Service Class 2                                     .0%
                        --------------------------------------------------------
                         Fidelity - VIP Growth Portfolio - Service Class 2   .0%
                        --------------------------------------------------------
                         Fidelity - VIP Contrafund(R) Portfolio -
                         Service Class 2                                     .0%
                        --------------------------------------------------------
                         Fidelity - VIP Mid Cap Portfolio - Service Class 2  .0%
                        --------------------------------------------------------
                         Fidelity - VIP Value Strategies Portfolio -
                         Service Class 2                                     .0%
                        --------------------------------------------------------
                         Gabelli Global Growth                               .0%
                        --------------------------------------------------------
                         Great Companies - America(SM)                       .0%
                        --------------------------------------------------------
                         Great Companies - Global/2/                         .0%
                        --------------------------------------------------------
                         Great Companies - Technology(SM)                    .0%
                        --------------------------------------------------------

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                         PORTFOLIO                                                  FIXED OPTIONS:
                        --------------------------------------------------------
                         Janus Aspen - Aggressive Growth Portfolio -                [_] Dollar Cost Averaging        .0%
                         Service Shares                                      .0%                                -------
                        --------------------------------------------------------    (Must complete section 7.)
                         Janus Aspen - Worldwide Growth Portfolio -
                         Service Shares                                      .0%    [_] 1 Year Guarantee Period      .0%
                        --------------------------------------------------------                                -------
                         Janus Balance (A/T)                                 .0%    [_] 3 Year Guarantee Period      .0%
                        --------------------------------------------------------                                -------
                         Janus Growth II (A/T)                               .0%    [_] 5 Year Guarantee Period      .0%
                        --------------------------------------------------------                                -------
                         Jennison Growth                                     .0%
                        --------------------------------------------------------    Total Variable and Fixed        100%
                         J.P. Morgan Enhanced Index                          .0%                                -------
                        --------------------------------------------------------    . Policy values, when allocated to
                         MFS High Yield                                      .0%      any of the Variable Options are
                        --------------------------------------------------------      not guaranteed as to fixed dollar
                         MFS New Discovery Series - Service Class            .0%      amount.
                        --------------------------------------------------------
                         MFS Total Return Series - Service Class             .0%    . When funds are allocated to Fixed
                        --------------------------------------------------------      Account Guarantee Periods, policy
                         Moderate Asset Allocation                           .0%      values under certificate may
                        --------------------------------------------------------      increase or decrease in accordance
                         Moderately Aggressive Asset Allocation              .0%      with Excess Interest Adjustment
                        --------------------------------------------------------      prior to the end of Guarantee
                         PBHG/NWQ Value Select                               .0%      Period.
                        --------------------------------------------------------
                         PBHG Mid Cap Growth                                 .0%
                        --------------------------------------------------------
                         PIMCO Total Return                                  .0%
                        --------------------------------------------------------
                         Salomon All Cap                                     .0%
                        --------------------------------------------------------
                         Transamerica Convertible Securities                 .0%
                        --------------------------------------------------------
                         Transamerica Equity                                 .0%
                        --------------------------------------------------------
                         Transamerica Growth Opportunities                   .0%
                        --------------------------------------------------------
                         Transamerica U.S. Government Securities             .0%
                        --------------------------------------------------------
                         T. Rowe Price Equity Income                         .0%
                        --------------------------------------------------------
                         T. Rowe Price Growth Stock                          .0%
                        --------------------------------------------------------
                         T. Rowe Price Small Cap                             .0%
                        --------------------------------------------------------
                         Van Kampen Active International Allocation          .0%
                        --------------------------------------------------------
                         Van Kampen Asset Allocation                         .0%
                        --------------------------------------------------------
                         Van Kampen Emerging Growth                          .0%
                        --------------------------------------------------------
                         Van Kampen Money Market                             .0%
                        --------------------------------------------------------
                                  TOTAL VARIABLE AND FIXED                  100%
                        --------------------------------------------------------

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6. QUALIFIED PLAN       IRA/SEP/ROTH IRA                                                ROTH IRA Rollover
INFORMATION             $_______________ Contribution for tax year ____________                             Date first established
                        $_______________ Trustee to Trustee Transfer                    ___________________ or date of conversion
--------------------    $_______________ Rollover from [_]IRA  [_]403(b) [_]Pension    $___________________ Portion previously taxed
                                         [_] Other _________________________________                                     ACCESS 1/02
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VA-ENROLL 10/00

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7. DOLLAR COST    Transfer Frequency:         Transfer to (indicate investment option and percentage)
   AVERAGING
   PROGRAM        DCA Program Options         __________________ _____.0%    __________________ _____.0%
----------------  [_] 6 month program         __________________ _____.0%    __________________ _____.0%
Authorized by     [_] 12 month program        __________________ _____.0%    __________________ _____.0%
Owner signature   Number of transfers ___     __________________ _____.0%    __________________ _____.0%
in Section 11.                                __________________ _____.0%    __________________ _____.0%
                  Other Frequency Options     __________________ _____.0%    __________________ _____.0%
                  [_] Monthly (6min, 24 max)
                  [_] Quarterly (4min, 8 max)
                                                                                            Total: 100%
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8. OTHER          Managed Annuity Program Option:
----------------  [_] No  [_] Yes (Available at an additional cost, see prospectus)
Please complete
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9. MINIMUM        Your selection cannot be changed after the certificate has been issued.* If no option
DEATH BENEFIT     specified, Return of Premium Death Benefit will apply.
----------------
                  [_] 5% Annually Compounding Death Benefit to age 81 (only if owner(s) and annuitant are under age 81 at time of purchase.)
                      Annual M&E risk fee and administrative charge is 1.85%

Select one.       [_] Annual Step-UP Death Benefit (only if owner(s) and annuitant are under age 81 at time of purchase.)
                      Annual M&E risk fee and administrative charge is 1.85%

                  [_] Return of Premium Death Benefit
                      Annual M&E risk fee and administrative charge is 1.70%

                  * (If owner(s) or annuitant is age 85 or older on the policy date, there is no guaranteed minimum Death benefit option to be elected.)
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10. REPLACEMENT   Will this annuity replace or change any existing annuity of life insurance?
INFORMATION       [_] No   [_]Yes (if Yes, complete the following)
---------------   Company:                                                      Policy No:
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11. SIGNATURE(S)  . Unless I have notified the Company of a community or marital property interest in
OF AUTHORIZATION    this certificate, the Company will rely on a good faith belief that no such
ACCEPTANCE          interest exists and will assume no responsibility for inquiry.
----------------
                  . To the best of my knowledge and belief, my answers to the questions on this application are correct and true, and I agree that this enrollment form becomes a part of the annuity certificate when issued to me.

                  . I (we) am in receipt of a current prospectus for this variable annuity.

                  . This enrollment form is subject to acceptance by Transamerica Life Insurance
                    Company. If this enrollment form is rejected for any reason, Transamerica Life
                    Insurance Company will be liable only for return of premiums paid.

                  [_] Check here if you want to be sent a copy of Statement of Additional Information.

                  I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE SUITABLE FOR MY
                  NEEDS.

                  Signed at:   City:                            State:                  Date:
                  -------------------------------------------------------------------------------------

                  Owner(s):                                       Annuitant (if not Owner):
                  -------------------------------------------------------------------------------------
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12. AGENT         Do you have any reason to believe the annuity applied for will replace or change any
INFORMATION       existing annuity or life insurance? [_] No      [_] Yes
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                  I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE IS
                  SUITABLE FOR HIS/HER NEEDS.

                  Registered Representative/
                  Licensed Agent Name (please print)                   Signature:
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                  Phone No:                 SS# / TIN                              [_] A  [_] B  [_] C
                  -------------------------------------------------------------------------------------

                  Transamerica Life Insurance Company Agent #:
                  -------------------------------------------------------------------------------------

                  Firm Name:
                  -------------------------------------------------------------------------------------

                  Firm Address:
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VA-ENROLL 10/01 (B)